UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (date of earliest event reported): January 29, 2014

TAUBMAN CENTERS, INC.
(Exact Name of Registrant as Specified in its Charter)

Michigan
(State of Other Jurisdiction of Incorporation)

	1-11530	38-2033632
	(Commission File Number)	(I.R.S. Employer Identification No.)

	200 East Long Lake Road, Suite 300, Bloomfield Hills, Michigan	48304-2324
	(Address of Principal Executive Office)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (248) 258-6800

None
(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On January 29, 2014, subsidiaries of Taubman Centers, Inc. (the Company) executed agreements to sell a total of 49.9% of the Company’s interests in the entity that owns International Plaza (Tampa, Fla.) to affiliates of Teachers Insurance and Annuity Association of America (TIAA-CREF) and APG. The dispositions of these interests were also completed on January 29, 2014. The dispositions decreased the Company's ownership in the center to a noncontrolling 50.1% interest. Subsequent to the dispositions, the Company will account for its remaining interests in International Plaza under the equity method of accounting. The Company will continue to lease and manage the center. The $499 million sales price for the 49.9% interest in the center consists of $337 million of cash and approximately $162 million of beneficial interest in debt encumbering the center.

The foregoing description is qualified in its entirety by the Purchase and Sale Agreements, copies of which are filed as Exhibit 10.1 and Exhibit 10.2 to this report and are incorporated herein by reference.

Item 2.01.    COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

The disclosure set forth in Item 1.01 above is hereby incorporated by reference.

Item 8.01.    OTHER EVENTS.

On January 30, 2014, Taubman Centers, Inc. issued a press release announcing the dispositions of interests in International Plaza. A copy of the press release is attached as Exhibit 99 to this report and is incorporated herein by reference.

The Company expects to recognize a gain in excess of $350 million on the sale of these interests in the first quarter of 2014.

Item 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.

(d)    Exhibits

Exhibit	Description

10.1	Purchase and Sale Agreement dated as of January 29, 2014 between Woodland Shopping Center Limited Partnership and T-C International Plaza Investor LP LLC *
10.2	Purchase and Sale Agreement dated as of January 29, 2014 between International Plaza Holding Company and T-C International Plaza Investor GP LLC *
99	Press Release, dated January 30, 2014, entitled “ Taubman, TIAA-CREF, and APG Announce Sale of Interest in International Plaza”
*Certain exhibits and schedules to this agreement have been omitted in accordance with Item 601(b)(2) of Regulation S-K. A copy of any omitted exhibits or schedules will be furnished to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 30, 2014	TAUBMAN CENTERS, INC.

By: /s/ Lisa A. Payne
Lisa A. Payne
Vice Chairman and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

10.1	Purchase and Sale Agreement dated as of January 29, 2014 between Woodland Shopping Center Limited Partnership and T-C International Plaza Investor LP LLC *
10.2	Purchase and Sale Agreement dated as of January 29, 2014 between International Plaza Holding Company and T-C International Plaza Investor GP LLC *
99	Press Release, dated January 30, 2014, entitled “ Taubman, TIAA-CREF, and APG Announce Sale of Interest in International Plaza”

*Certain exhibits and schedules to this agreement have been omitted in accordance with Item 601(b)(2) of Regulation S-K. A copy of any omitted exhibits or schedules will be furnished to the Securities and Exchange Commission upon request.